Exhibit 99.2

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This offering memorandum and the documents incorporated by reference herein and therein contain, or will contain, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the “Exchange Act.” These statements are based on current expectations, estimates, or forecasts about our businesses, the industries in which we operate, and the current beliefs and assumptions of management; they do not relate strictly to historical or current facts. Without limiting the foregoing, words or phrases such as “expect,” “anticipate,” “goal,” “project,” “intend,” “plan,” “believe,” “seek,” “may,” “could,” “aspire,” and variations of such words and similar expressions generally identify forward-looking statements. In addition, any statements that refer to predictions or projections of our future financial performance, anticipated growth, strategic objectives, performance drivers and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions about future events, activities or developments and are subject to numerous risks, uncertainties, and assumptions that are difficult to predict.

These risks and uncertainties include, but are not limited to:

•	the material and adverse impact to our operations and financial results due to the spread of the coronavirus (COVID-19), including as a result of short-term and long-term changes to the markets for our products, decreased access to customer facilities for service appointments or installation of products, loss of revenue from potential dental school closings or reduced enrollment, reduced ability to engage in acquisitions due to covenants in financing arrangements (now or in the future) or other disruptions in M&A activity and acquisition financing, delayed or diminished receivables as a result of longer payment times, liquidity constraints, defaults, increased returns or potential bankruptcy filings by customers or distributors, and disruptions to our supply chain or workforce;

•	general economic conditions;

•	technological changes in the medical device industry;

•	our ability to execute on our strategy, including improved product launch cadence, penetration of the ambulatory surgical center market, and other initiatives as outlined in our most recent earnings statement;

•	continued competition in our endoscopy disposable procedure products from larger competitors;

•	increased competition in the water purification system market due to the alliance of kidney dialysis machine suppliers and water purification system suppliers;

•	decrease in the reuse portion of the dialysis market in the United States;

•	significant challenges in growing our dialysis concentrate sales;

•	a significant portion of our Life Sciences and Dental segments come from large customers, a decrease in sales to these customers, due to industry consolidation could harm our operating results;

•	our dependence on a concentrated number of customers for a significant portion of our Dental segment and Life Sciences segment sales;

•	significant scrutiny and regulation by governmental authorities;

•	implementation of enterprise resource planning software could result in signification disruptions to operations;

•	our reliance on certain raw materials that have experienced price increases that may not always be passed on to our customers;

•	the acquisition of new businesses and product lines, which has inherent risks, is an important part of our growth strategy;

•	indemnification provisions of acquisition agreements may not fully protect us as a result we may face unexpected liabilities;

•	risks associated with operating our international business, including limited operating experience and market recognition in new international markets;

•	changes in United States healthcare policy at both the state and federal level;

•	volatility in stock price and trading volumes;

•	competition from lower cost manufacturing facilities such as those located in China, Southeast Asia and certain locations within North America;

•	extensive government regulation, which may delay or prevent new product introduction, increase the costs or risks of maintaining current product offerings, and subject us to citations, fines and other regulatory actions;

•	compliance with international laws and regulations, import and export limitations, anti-corruption laws, and exchange controls may be difficult, burdensome and expensive;

•	our operations, products and services expose us to the risk of environmental, health and safety liabilities, costs and violations that could adversely affect our reputation and financial results;

•	healthcare cost containment pressures and legislative or administrative reforms resulting in restrictive reimbursement practices of third-party payors or preferences for alternate therapies could decrease the demand for our products, the prices which customers are willing to pay for those products and the number of procedures performed using our devices;

•	foreign currency exchange rate and interest rate fluctuations and trade barriers;

•	product liability claims resulting from the use of products we sell and distribute;

•	intellectual property and proprietary rights to maintain our competitive position;

•	breaches of our information technology systems could have a material adverse effect on our operations;

•	our ability to retain key personnel;

•	the outcome of any legal proceedings that may be instituted against the Company;

•	some of our facilities are located near coastal zones, and the occurrence of a hurricane or other natural disasters could damage or facilities and equipment;

•	our ability to complete the integration of Hu-Friedy Mfg. Co., LLC (“Hu-Friedy”) successfully; and

•	the possibility that the anticipated benefits of the transaction with Hu-Friedy (including tax benefits) and opportunities of the acquisition are not realized or take longer to realize than expected, including as a result of the impact of, or problems arising from, the integration of the technology, operations and employees of the two companies, as a result of the strength of the economy and competitive factors in the areas where the Company and Hu-Friedy do business or as a result of the ability of the Company to otherwise continue to successfully operate Hu-Friedy during the time periods necessary to realize the benefits (including synergies and tax benefits) described.

We caution that undue reliance should not be placed on such forward-looking statements, which speak only as of the date made. The matters discussed in “Risk Factors” in our Annual Report on Form 10-K for the year ended July 31, 2019, in our Quarterly Reports on Form 10-Q for the periods ended October 31, 2019 and January 31, 2020, and under the heading “Risk Factors” in this offering memorandum could cause our results to differ materially from those expressed in forward-looking statements. In addition, there may be other risks and uncertainties that we are unable to identify or predict at this time or that we currently do not expect to have a material adverse effect on our business. Actual results could differ materially from those projected in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events; forward-looking statements speak only as to the date when made. We expressly disclaim any obligation to update or revise these forward-looking statements other than as required by law.

RECENT DEVELOPMENTS

Updates Regarding COVID-19

In March 2020, the World Health Organization declared the rapidly spreading COVID-19 outbreak a pandemic. In response to the COVID-19 pandemic, governments across the world implemented a number of measures to prevent its spread. The COVID-19 pandemic materially affected our businesses in various ways in the quarter ended April 30, 2020 and is continuing to have a material and adverse effect on our operations. The Company has global suppliers, vendors, distributors and manufacturing facilities that are located in regions that have been affected by the pandemic, such as, among others, the United States, China, Italy, Australia and the United Kingdom. Those operations have been, and will continue to be, materially adversely affected by export controls and other restrictive government and private enterprise measures implemented in response to the pandemic. The outbreak and preventative or protective actions that have been taken and may continue to be taken in respect of the pandemic have resulted, and are likely to continue to result, in a period of business disruption, reduced customer traffic and reduced operations.

Most of our products are sensitive to reductions in elective medical and dental procedures. Elective medical and dental procedures were suspended in our third fiscal quarter of 2020 in many of the markets where our products are marketed and sold. As the majority of our sales in our Medical and Dental segments are from products utilized in connection with such medical and dental procedures, this suspension has materially and adversely affected our business, cash flows, financial condition and results of operations. In addition, many of our customers, including hospitals and other healthcare facilities, are limiting access to contractors and other third parties as a result of the pandemic. This decreased access curtails our ability to perform sales calls, service appointments and installation of capital equipment, thereby having an adverse impact on both our sales and service business.

A number of governments have imposed export controls on the export of a variety of medical personal protective equipment (“PPE”). Such controls limit the ability of our suppliers to export PPE products subject to the export controls out of their country (or the European Union). In addition, the attention to PPE shortages has increased the number of competitors in the PPE market and has or will have the potential to increase prices for critical supply chain materials.

Certain products within our Dental segment, such as surgical masks, face shields and disinfectant chemistries have experienced, and could continue to experience, higher demand as our customers focus on supplying certain hospital and other healthcare facilities that are treating COVID-19 patients. While this has mitigated the adverse impact to some degree, the benefit is limited relative to the negative impact of the pandemic in other business lines.

These disruptions to our business segments as a result of COVID-19 have had and continue to have an adverse impact on our results of operations, cash flows and financial condition.  Based on our current estimates regarding the magnitude and length of the disruption to our business, we do not anticipate these disruptions will impact our ability to meet our obligations when due or our ability to maintain compliance with our debt covenants for at least the next 12 months.  However, the ultimate magnitude and length of time that the disruptions from COVID-19 will continue is highly uncertain and may impact our ability to achieve covenant compliance.  This uncertainty will require us to continually assess the situation, including the impact of changes to government-imposed restrictions, market by market.  Accordingly, our estimates regarding the magnitude and length of time that these disruptions will continue to impact our results of operations, cash flows and financial condition may change in the future and such changes could be material.  Additionally, changes to estimates related to COVID-19 disruptions could result in other impacts, including but not limited to, goodwill, indefinite-lived intangibles, long-lived asset impairments, inventory write downs and receivables credit allowance charges.

The Company reacted early to these headwinds to ensure that it could protect its employees, deliver resilience across its supply chain and best position itself for the recovery period during which such deferred procedures will resume. Ultimately, the Company believes that the core value proposition of its “complete circle of protection” offering of infection prevention solutions are even more critical and relevant as we serve customer needs in the post-COVID recovery.

Operationally, the Company has taken significant measures to ensure that its supply chain remains fully operational through the crisis, with all facilities open and manufacturing, while adhering to local regulations. The Company has taken the following actions to preserve cash flow through this period:

•	Deployed workforce furloughs across manufacturing sites experiencing declines in demand, along with temporary furloughs and decreases in pay for administrative personnel;
•	Deferred all non-essential capital expenditures;
•	Cancelled all non-essential travel;
•	Reduced inventory in areas where demand has decreased, including aggressive material management to limit purchasing;
•	In connection with our entry into the Second Amendment, suspended any dividend through at least October 31, 2021 (see “Dividend Policy”); and
•	Suspended and reduced executive salaries and board of directors compensation.

The Company has also eliminated all temporary workers and overtime other than business critical exceptions, postponed all non-essential hiring and eliminated relocations. In addition, the Company has been managing its working capital to maximize cash flow and liquidity.

Although the Company has been able to restrict variable and discretionary spending due to COVID-19 related volume declines, the Company has fixed costs that are less flexible in the short term, which have materially affected its operating margins. We continue to broadly assess the potential impact COVID-19 will have on the U.S. economy and healthcare market, and our business performance and financial position.

In March 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was signed into law in the United States. We do not expect the provisions of the CARES Act to have a material impact on our annual effective tax rate or Consolidated Financial Statements in fiscal 2020.

Due to the evolving and highly uncertain nature of this crisis, it is too soon to fully assess or predict the ultimate magnitude of the impact COVID-19 will have on the markets in which we operate, but we believe it will be material and will adversely affect our business, operations and financial condition. We believe there are or will be a range of adverse effects on our markets, customers and new business, revenues and related impacts to our capital needs, employee health, productivity and ability to access capital. In turn, these impacts may cause changes, which also cannot be precisely determined at this time, to our estimates of future earnings and other guidance we have provided or may provide in the future. See “Risk Factors – Other Risks and Uncertainties.”

RISK FACTORS

Other Risks and Uncertainties

The novel coronavirus (COVID-19) pandemic has had and is expected to continue to have an adverse effect on our business and results of operations.

In December 2019, a novel coronavirus (COVID-19) was reported to have surfaced in Wuhan, China. COVID-19 subsequently spread to other countries, including the United States, and efforts to contain the spread of COVID-19 intensified. In March 2020, the World Health Organization declared COVID-19 a global pandemic. The pandemic and measures by governmental authorities around the world have led to severe disruptions in the global and United States economies and financial markets. To date, various governmental authorities and private enterprises have implemented numerous measures to contain the pandemic, such as travel bans and restrictions, quarantines, shelter-in-place orders and shutdowns.

The Company has global suppliers, vendors, distributors and manufacturing facilities that are located in regions that have been affected by the pandemic, such as, among others, the United States, China, Italy, Australia and the United Kingdom. Those operations have been, and will continue to be, materially adversely affected by export controls and other restrictive government and private enterprise measures implemented in response to the pandemic. See “Recent Developments.”

Most of our products are particularly sensitive to reductions in elective medical and dental procedures. To the extent individuals are required to continue to de-prioritize or delay elective medical and dental procedures as a result of the COVID-19 pandemic or otherwise, our business, cash flows, financial condition and results of operations will be negatively affected.

In addition, many of our customers, including hospitals and other healthcare facilities, may continue to limit access to contractors and other third parties as a result of the pandemic, which would curtail our ability to perform sales calls, service appointments and installation of capital equipment, resulting in an adverse impact on both our sales and service business. Another possible adverse impact of the pandemic is the potential closing of dental schools, or reduced enrollment of students in dental schools.

In addition, there is the potential for increased competition, especially with respect to personal protective equipment, to reduce average sales prices or increase prices for raw and finished goods within our supply chain. Further, there could be short-term and long-term changes to the markets for our products, including product mix and resultant changes to margin, as a result of changing customer requirements following the pandemic.

Further, in an effort to increase the wider availability of needed medical and other supplies and products in response to the pandemic, governments may require us (such as under the United States Defense Production Act) to allocate manufacturing capacity in a way that adversely affects our regular operations, results in differential treatment of customers and/or adversely affects our reputation and customer relationships. It is also possible that certain of our operations are deemed non-essential and thus subject to suspension or other restrictions by government orders. A number of governments have also imposed export controls on the export of a variety of medical PPE. To the extent that such controls and similar restrictions persist, this would limit the ability of our suppliers to export PPE products subject to the export controls out of their country (or the European Union). In addition, the COVID-19 pandemic’s significant disruption on global financial markets may limit our ability to access capital, and the terms on which we are able to access capital may be substantially less favorable than those existing prior to the pandemic.

Additionally, changes to estimates related to the COVID-19 disruptions could result in other impacts, including but not limited to, goodwill impairments, indefinite-lived intangibles and long-lived asset impairment charges, inventory write downs and receivables credit allowance charges.

While certain products within our Dental segment, such as surgical marks, face shields and disinfectant chemistries, have experienced, and could continue to experience, higher demand as a result of COVID-19, any benefit from the foregoing has been and is likely to remain limited relative to the negative impact of the pandemic in other business lines. We cannot predict how these changes in operations, if implemented, would affect our future operations and commercial activities as the impact of the pandemic begins to subside.

Any future financial impact of the pandemic cannot be reasonably estimated at this time but may materially affect our business, financial condition and results of operations. To the extent the COVID-19 pandemic adversely affects our business and financial results, it may also have the effect of heightening many of the other risks described in this “Risk Factors” section, such as those relating to our indebtedness and our need to generate sufficient cash flows to service our indebtedness.

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